UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 19, 2021
________________
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As reported below in Item 5.07, on April 19, 2021, the stockholders of Brickell Biotech, Inc. (the “Company”) approved amendments to the Company’s 2020 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) to increase the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), authorized for issuance under the Omnibus Plan, and the number of such shares that can be delivered in respect of incentive stock options, by 4,000,000 shares (the “Plan Amendments”). The Plan Amendments were included as Proposal 4 in the Company’s definitive proxy statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 15, 2021 (the “Proxy Statement”). A copy of the Omnibus Plan, as amended to reflect the Plan Amendments, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
As reported below in Item 5.07, on April 19, 2021, the stockholders of the Company approved the Company’s Employee Stock Purchase Plan (the “ESPP”). Approval of the ESPP was included as Proposal 5 in the Proxy Statement. A copy of the ESPP is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As reported below in Item 5.07, on April 19, 2021, the stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 (the “Charter Amendment”). The Charter Amendment, which was included as Proposal 3 in the Proxy Statement, became effective on April 19, 2021 upon filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.
A copy of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Certificate of Incorporation, as amended and restated to reflect the Charter Amendment, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
On April 19, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters (the “Proposals”) were voted upon by the stockholders with the final voting results as shown:
Proposal 1: To elect two (2) directors to serve as Class II directors until the 2024 Annual Meeting of Stockholders and until their respective successors are elected.

Name	For	Withhold	Broker Non-Votes
Robert B. Brown	15,843,494	3,297,564	21,050,783
Dennison T. Veru	17,592,541	1,548,517	21,050,783
Proposal 2 – To ratify the selection of Ernst & Young LLP to serve as the Company’s registered independent public accounting firm for the year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
39,528,838	436,952	226,051	—

Proposal 3 – To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000.

For	Against	Abstain	Broker Non-Votes
34,287,450	5,451,640	452,751	—
Proposal 4 – To approve amendments to the Omnibus Plan to increase the number of shares of Common Stock authorized for issuance under the Omnibus Plan, and the number of such shares that can be delivered in respect of incentive stock options, by 4,000,000 shares.

For	Against	Abstain	Broker Non-Votes
13,552,065	5,281,163	307,830	21,050,783
Proposal 5 – To approve the ESPP.

For	Against	Abstain	Broker Non-Votes
17,318,439	1,424,065	398,554	21,050,783
Proposal 6 – To approve the issuance of more than 20% of the Common Stock pursuant to a purchase agreement with Lincoln Park Capital Fund, LLC, for purposes of Nasdaq Listing Rule 5635(d).

For	Against	Abstain	Broker Non-Votes
16,012,540	2,875,479	253,039	21,050,783
All six Proposals were approved, each receiving the affirmative requisite vote of the holders of shares of Common Stock.
Each Proposal is described in detail in the Proxy Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
3.1    Certificate of Amendment to the Restated Certificate of Incorporation, dated April 19, 2021
3.2    Amended and Restated Certificate of Incorporation, as amended through April 19, 2021
10.1    Brickell Biotech, Inc. 2020 Omnibus Long-Term Incentive Plan, as amended through April 19, 2021
10.2    Brickell Biotech, Inc. Employee Stock Purchase Plan
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2021	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer